               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

                                                          ---------------------
                                                          CUSIP NO. 379310 10 9
                                                          ---------------------

       NUMBER                    GLOBAL CYBER                    SHARES
                               SPORTS.COM, INC.


                 AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                                 NO PAR VALUE


THIS CERTIFIES THAT

                                   SPECIMEN

IS THE RECORD HOLDER OF

           --Shares of GLOBAL CYBER SPORTS.COM, INC. Common Stock-- transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ [SIG]                                         /s/ [SIG]
------------------------------                    ------------------------------
                     SECRETARY                                         PRESIDENT

                        GLOBAL CYBER SPORTS.COM, INC.
                                  CORPORATE
                                     SEAL
                                     UTAH

[LOGO] INTERWEST TRANSFER CO. INC.  P.O. BOX 17136/SALT LAKE CITY, UTAH 84117          COUNTERSIGNED & REGISTERED

                               -------------------------------------------------
                               COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM   -- as tenants in common                  UNIF GIFT MIN ACT--.............Custodian..............
            TEN ENT   -- as tenants by the entireties                                (Cust)                (Minor)
            JT TEN    -- as joint tenants with right                              under Uniform Gifts to Minors
                         of survivorship and not as                               Act..............................
                         tenants in common                                                     (State)

                                 Additional abbreviations may also be used though not in the above list.

            For value received, __________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
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         --------------------------------------



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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                                 ZIP CODE, OF ASSIGNEE

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         _________________________________________________________________Shares
         of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


         _______________________________________________________________Attorney
         to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


         Dated____________________






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              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                                   SPECIMEN